U R B A N E D G E P R O P E R T I E S 1I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 JUNE 2022 INVESTOR PRESENTATION

About Urban Edge

Portfolio overview: 75 properties with 17.2M sf total GLA including 1.3M sf industrial GLA. ~90% of total portfolio value and NOI is from properties located in the D.C. to Boston corridor

Asset quality: our properties are anchored by high-performing essential retailers: ~60% of asset value anchored by grocers (~$900 psf in sales), 10% by Home Depot or Lowe's, and 6% are industrial assets

Demographics and geographic concentration: local sharp-shooter in the NY metropolitan area, the most densely-populated, supply-constrained region in the country

Open air format: well-positioned for consumers to access essential goods and services; locations facilitate last mile delivery and provide easy BOPIS and curbside pickup

Control of our assets: we wholly-own all properties other than two where we are the majority and controlling partner

Balance sheet: significant cash balance (~$198M), and $600M available under our revolving credit agreement; debt consists entirely of single asset, non-recourse mortgages; $4B total market cap

Opportunity for growth: 94% leased same-property occupancy compared to peak of 98% in 2018; visible growth from leases executed and under negotiation; $207M of active redevelopment projects and a significant redevelopment pipeline

Data as of March 31, 2022

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U R B A N E D G E P R O P E R T I E S 3I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Recent results: • FFO as Adjusted was $0.28/share in 1Q22, up 7% compared to 1Q21, driven by a 3.8% increase in same property NOI including redevelopment • SP leased occupancy increased to 94.6% as of June 3, 2022, up from our low of 91.3% in 1Q21, targeting 96% by end of 2022 • Approximately $24 million of future annual gross rent (11% of current NOI) from signed leases not yet rent commenced • Leasing pipeline includes over 1 million square feet in active negotiations or under LOI at spreads that exceed 20% • Ended 1Q22 with $198M of cash and $600M available on our line of credit Leasing activity is strongest in decades • Highly productive ICSC conference with an optimistic view of the future from many of our existing and prospective tenants • Shop leasing momentum continues with health/beauty, restaurant and food service tenants driving the demand • Stability of our tenant base has been enhanced as our top tenants have substantially increased sales and profits over the past two years Traffic and sales volumes • Our top 25 retailers’ foot traffic average in the top 74th percentile amongst their national portfolio of locations • Customer traffic increased 11% in 1Q22 vs 1Q21, and 8% vs 1Q19 • Grocer sales are at ~$910 psf, up from $820 psf pre-covid Redevelopment and anchor releasing driving future growth • $207 million of active redevelopment projects underway, $136 million remains to be funded, expected to generate an 8% unlevered yield • Active projects are lower risk with average investments of ~$10 million per project with anchor leases executed prior to construction • Largest projects under way at Bergen Town Center, Huntington Commons, Broomall Commons, Lodi, Las Catalinas, Briarcliff Commons and Hudson Mall • Pipeline of projects expected to become active over the next 12 months includes Montehiedra, Bruckner, Hudson, and Yonkers ($100 - $150 million) • Significant value creation opportunity from monetizing land parcels where highest and best use is industrial, medical office, and residential Focused on external growth opportunities • Under contract to acquire a grocery-anchored neighborhood center in Boston for $33M • Targeting assets with attractive in-place yield and potential for value creation through leasing and redevelopment Highlights

Urban Edge Team



Jeff Olson
Chairman and Chief Executive Officer



Chris Weilminster
EVP, Chief Operating Officer



Mark Langer
EVP, Chief Financial Officer



Herb Eilberg
Chief Investment Officer



Danielle De Vita
EVP, Development



Rob Milton
EVP & General Counsel



Jen Holmes
Chief Accounting Officer



Scott Auster
SVP, Head of Leasing



Cecilia Li
SVP, Chief Information Officer



John Villapiano
SVP, Development



Leigh Lyons
SVP, Leasing



Sandi Danick
SVP, Leasing



Paul Schiffer
SVP, Leasing



Chad Bernstein
SVP, Portfolio Management and Strategy



Dan Reilly
SVP, Property Accounting

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U R B A N E D G E P R O P E R T I E S 5I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Persons Per Sq. Mile ■ less than 150 ■ 150 – 250 ■ 250 – 750 ■ 750 – 1500 ■ 1500 – 3000 ■ 3000 – 5000 ■ 5000 – 7500 ■ 7500 or more o ~90% of NOI generated from properties situated in the DC to Boston corridor o Most heavily urbanized region in the US o Population of 50 million o 931 people per square mile, over 10x higher than the US average Portfolio Concentrated in DC to Boston Corridor

First-Ring Suburbs of NY Metro

44 Properties; ~80% of Total Value



New York
Connecticut
LONG ISLAND
NEW YORK CITY
New Jersey
Persons Per Sq. Mile
less than 150
150 – 250
250 – 750
750 – 1500
1500 – 3000
3000 – 5000
5000 – 7500
7500 or more

- **Neighborhood** shopping centers benefiting from desire for more spacious residences and outdoor space
- **Trend** of young people moving to suburbs started prior to the pandemic and has accelerated with more people putting down roots in suburbs
- **WFH policies** have evolved, and employees will likely have flexibility to move outside of core urban markets

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U R B A N E D G E P R O P E R T I E S 7I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Top 15 Tenants by Annualized Base Rent Tenant S&P Rating # of Stores Total Square Feet (000s) ABR in Millions % of Total ABR The Home Depot, Inc. A 6 809 $15.7 5.8% The TJX Companies, Inc. A 22 715 14.4 5.3% Lowe's Companies, Inc. BBB+ 6 976 8.9 3.3% Best Buy Co, Inc. BBB+ 8 360 8.6 3.1% Walmart Inc. AA 5 708 7.5 2.7% Burlington Stores, Inc. BB+ 7 416 7.2 2.6% Kohl's Corporation BBB- 7 633 6.7 2.4% PetSmart, Inc. B 10 229 5.8 2.1% BJ's Wholesale Club Inc. BB 4 454 5.8 2.1% Stop & Shop BBB 5 363 5.4 2.0% Target Corporation A 3 336 5.3 1.9% ShopRite Supermarkets NR 4 296 5.2 1.9% LA Fitness International LLC NR 6 287 5.1 1.9% The Gap, Inc. BB 11 166 4.7 1.7% Whole Foods Market, Inc. AA 2 101 3.8 1.4% Total / Weighted Average BBB+ 106 6,849 $110.1 40.2% Data as of March 31, 2022

I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 8 U R B A N E D G E P R O P E R T I E S Leasing

Physical Stores Are Critical

Our top tenants have expressed the importance of physical stores for online fulfillment and sales target

Target fulfilled more than 95% of its first-quarter sales through its stores.

DICK'S SPORTING GOODS

During the first quarter, their stores enabled over 90% of total sales.

BEST BUY

In 4Q21 alone, ~65% of what Best Buy sold online was either picked up in stores or shipped from a store.

KOHL'S

During the fourth quarter, more than 40% of digital sales were fulfilled by stores.

Walmart

Walmart stores have become hybrid. They are both stores and fulfillment centers. Last year, Walmart increased the number of orders coming from their stores by 170% versus the previous year.

THE HOME DEPOT

More than 50% of online orders were fulfilled through stores in the first quarter.

Note: Data per respective 4Q21 / 1Q22 Earnings Calls

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Cash Flow Stream is Stronger from New Anchors

Percentage of Portfolio Value by Asset Type



Grocery Anchored Assets 60%
Bruckner Commons


LOWE'S

Home Improvement Anchored 10%
West Branch Commons



Industrial/Self-Storage 7%
Lodi Route 17


Burlington

Other Assets 23%
Yonkers Gateway Center

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U R B A N E D G E P R O P E R T I E S 11I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Same-Property Occupancy 98.0% 96.3% 93.4% 93.4% 92.7% 93.0% 91.8% 91.3% 92.0% 92.8% 94.1% 93.9% 96.0% 98.0% 97.0% 95.6% 92.6% 92.1% 91.3% 90.9% 89.7% 89.5% 89.2% 89.4% 90.3% 90.1% 2016-2017 2018 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2022 Goal Near-term Goal Leased Occupancy Physical Occupancy All-time high (1) Represents an average of quarterly occupancy (2) ~120K sf of new leases executed since the end of 1Q22, increasing same-property leased occupancy to 94.6% (1) (1) (2)

U R B A N E D G E P R O P E R T I E S 12I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Leases Executed But Not Yet Rent Commenced Year Leases included in redevelopment projects Gross Rent ($ in Millions) Approximately $24.5M of future annual gross rent from leases executed, but not yet rent commenced will provide significant earnings growth over the upcoming years. Approximately $18.1M of this amount is being driven by leases included as part of our Active Redevelopment projects. Other Leases Note: Data as of 06/03/22 3.6 12.0 14.6 17.2 18.1 1.3 4.5 6.4 6.4 6.4 $0 $5 $10 $15 $20 $25 $30 2022 2023 2024 2025 2026 $4.9M $16.5M $21.0M $23.6M $24.5M

Large Anchor Leasing Update

Property	New Tenant/Prospect	SF	Stabilization/ Status
Executed:			
Briarcliff Commons	Uncle Giuseppe's	38,000	1Q22
Broomall Commons	Amazon Fresh	45,000	2Q22
Lodi	AAA Wholesale Group	127,000	2Q22
Huntington Commons	ShopRite	65,000	3Q22
Wilkes-Barre Commons	Wren Kitchens	31,000	3Q22
Las Catalinas	Sector Sixty6	123,000	2Q23
Bergen Town Center	Kohl's	134,000	2Q23
Shops at Bruckner	Aldi/Discounter	37,000	2Q23
Hudson Mall	National Retailer	37,000	3Q23
Burnside Commons	Bingo Wholesale	62,000	4Q23
Total Executed		**699,000**	
In Process:			
Broomall Commons	Medical	60,000	Negotiating
Montehiedra	Grocer/Medical Office/Discounter	107,000	Negotiating
Bruckner Commons	Retailer/Evaluating redevelopment	43,000	Marketing
Bruckner Commons	Mass merchandiser/Evaluating redevelopment	187,000	Negotiating
151 Ridgedale Avenue	Industrial	187,000	Marketing
Total in Process		**584,000**	

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U R B A N E D G E P R O P E R T I E S 14I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Development

Development Update

$207 million of active projects as of March 31, 2022:

$136 million remains to be funded; expecting 8% unlevered yield

Active Project	Est Gross Cost ($000s)	Target Stabilization	Status
Bergen Town Center	$44,300	2Q25	Ground-up development of an 80,000 sf medical office building for Hackensack Meridian Health on a vacant outparcel facing Route 4 (subject to certain state and municipal approvals)
Bergen Town Center	23,800	2Q23	Backfill former Century 21 box with Kohl's
Huntington Commons (Phase A)	22,600	3Q22	Retenanting former Kmart box with ShopRite
Las Catalinas	12,900	2Q23	Retenanting 122,000± sf Kmart box with Sector Sixty6
Lodi (Route 17 North)	12,600	2Q22	Converting former National Wholesale Liquidator space into 127,000± sf industrial space for AAA Wholesale Group
Kearny Commons	11,900	4Q22	Expanding by 22,000 sf to accommodate a 10,000 sf Ulta (open) and small shops as well as adding a freestanding Starbucks (open)
Broomall Commons (Phase B)	10,300	4Q23	Retenanting 60,000± sf vacancy and repositioning center
Hudson Mall	9,700	3Q23	Retenanting former Toys "R" Us box with national retailer
The Outlets at Montehiedra (Phase A)	9,200	1Q23	Constructing new 14,000± sf building for Walgreens and Global Mattress and a new 3,000± sf pad for Arby's
Shops at Bruckner (Phase B)	9,100	2Q23	Retenanting former Fallas space with Aldi and Lot Less
Huntington Commons (Phase B)	8,500	4Q23	Center repositioning and renovations
Broomall Commons (Phase A)	7,300	2Q22	Retenanting 45,000± sf of the former Giant Food space with Amazon Fresh
Shops at Bruckner (Phase A)	6,200	4Q22	Relocating Jimmy Jazz to former Carter's space and backfilling former Jimmy Jazz and Danice spaces with Five Below. Renovating façade (including Marshalls) and upgrading common areas.
Walnut Creek	3,500	2Q23	Retenanting former Z Gallerie with Sweetgreen and remaining 4,000 sf
Tonnelle Commons	3,000	3Q22	Retenanting former Staples with Five Below (open) and Skechers
Mt. Kisco Commons	3,000	1Q23	Converting former sit-down restaurant into a Chipotle (open) and another quick service restaurant
The Plaza at Cherry Hill	2,800	1Q23	Relocating and expanding Total Wine
Wilkes-Barre	2,400	3Q22	Retenanting former Babies "R" Us box with Wren Kitchen
The Outlets at Montehiedra (Phase B)	2,200	2Q24	Developing new 6,000± sf pad for Texas Roadhouse
Briarcliff Commons (Phase B)	1,800	2Q23	Developing new 4,000± sf pad for CityMD
Total	**$207,100**		

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U R B A N E D G E P R O P E R T I E S 16I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Bergen Town Center | Paramus, NJ Retenant former Century 21 box with Kohl’s Target Stabilization 2Q23

Bergen Town Center | Paramus, NJ

Ground-up development of an 80,000-sf medical office building for Hackensack Meridian Health on vacant outparcel facing Route 4
Target Stabilization 2Q25



Hackensack Meridian Health
Hackensack Meridian Health at Bergen Town Center
BERGEN

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U R B A N E D G E P R O P E R T I E S 18I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Bergen Town Center | Paramus, NJ

U R B A N E D G E P R O P E R T I E S 19I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Briarcliff Commons ǀ Uncle Giuseppe’s Opened January 2022

Briarcliff Commons | Uncle Giuseppe's

Phase A: Retenant former ShopRite with Uncle Giuseppe's Marketplace
Opened January 2022


BEFORE


Uncle Giuseppe's
MARKETPLACE
"PREVIEW" OPENING!
AFTER

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U R B A N E D G E P R O P E R T I E S 21I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Briarcliff Commons | Morris Plains, NJ AFTER BEFORE Phase B: Develop new pad for CityMD Target Stabilization 2Q23

U R B A N E D G E P R O P E R T I E S 22I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Briarcliff Commons ǀ Uncle Giuseppe’s

U R B A N E D G E P R O P E R T I E S 23I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Hudson Mall | Jersey City, NJ AFTER BEFORE Retenant former Toys “R” Us box with national retailer Target Stabilization 3Q23

U R B A N E D G E P R O P E R T I E S 24I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Hudson Mall | Jersey City, NJ

Huntington Commons | Huntington, NY

Phase A: Retenanting former Kmart box with ShopRite and Marshalls relocation
Target Stabilization 3Q22



BEFORE



ShopRite from HOME
ShopRite
AFTER

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Huntington Commons | Huntington, NY

Phase B: Retenant relocated Marshalls box, small shops and upgrade façade, parking, and landscaping
Target Stabilization 4Q23


THE CHILDREN'S PLACE
Famous Footwear
BEFORE


BATH & BEAUTY
CLOTHING PLACE
BED & FRAMES
SHOES
24 HR LAUNDROMAT
NEW CHINA
CASUAL FOOTWEAR
AFTER

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U R B A N E D G E P R O P E R T I E S 27I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 AFTER Huntington Commons | Huntington, NY

Lodi | Lodi, NJ

Converted former National Wholesale Liquidators to a hybrid industrial and retail facility for AAA Wholesale
Target Stabilization 2Q22


BEFORE


AAA WHOLESALE
AFTER

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Las Catalinas | Caguas, Puerto Rico

Retenanting 122,000± sf Kmart box with Sector Sixty6
Target Stabilization 2Q23


BEFORE


SECTOR
golden corral
AFTER

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U R B A N E D G E P R O P E R T I E S 30I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Las Catalinas | Caguas, Puerto Rico

Shops at Bruckner | Bronx, NY

Phase A: Relocating Jimmy Jazz, adding Five Below
Target Stabilization 4Q22

Phase B: Re-tenanting former Fallas space with Aldi and Lot Less
Target Stabilization 2Q23



BEFORE



LOT LESS
ALDI
AFTER

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U R B A N E D G E P R O P E R T I E S 32I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 AFTER Shops at Bruckner | Bronx, NY

Broomall Commons | Broomall, PA

Retenant 45,000 sf of former Giant Food space with Amazon Fresh
Target Stabilization 2Q22 – Phase A


BEFORE


amazonfresh
HOME FURNISHING
AFTER

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U R B A N E D G E P R O P E R T I E S 34I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Broomall Commons | Broomall, PA

U R B A N E D G E P R O P E R T I E S 35I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 ACQUISITIONS UPDATE

WOODMORE
TOWNE CENTRE
AT GLENARDEN
Ruby Lockhart Bl

Acquisition/Disposition Strategy

Opportunistically target value-add assets

- Assets with attractive yield and/or potential for value creation through leasing, redevelopment and repurposing
- Focus on larger-scale properties, distressed/motivated sellers and special situations
- Assets that are synergistic or complementary to existing properties
- Generate off-market opportunities and early looks through relationships with owners, brokers, lenders and third parties

Acquisition focus

- D.C. to Boston with ability to target other infill submarkets with high-quality demographics
- NOI growth with below market rents, above average sales and sustainable health ratios
- Attractive, risk-adjusted returns

Disposition focus

- Smaller assets in non-core markets
- Return on capital or time no longer attractive
- Seek to achieve tax efficient transactions where possible via 1031 exchange

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I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 37 U R B A N E D G E P R O P E R T I E S LIQUIDITY AND BALANCE SHEET

U R B A N E D G E P R O P E R T I E S 38I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Maturity Profile (Balloon payments only, $ millions) $81 $329 $144 $23 $218 $260 $265 $38 $101 $117 $0 $100 $200 $300 $400 2022 2023 2024 2025 2026 2027 2028 2029 2030 Thereafter 2.2% 3.7% 3.2% 4.2% 4.2% 4.3% 4.4% 4.2% 4.6% 3.5%Wtd . avg. rate at maturity Total liquidity of ~$800 million, comprised of $198 million of cash on hand and $600 million available under our line of credit. Outstanding indebtedness is made up of 33 individual non-recourse mortgages aggregating $1.7 billion which provide flexibility on an asset-by-asset basis. Weighted Average Term to Maturity 4.6 years Weighted Average Cost of Debt 3.9% Note: All metrics based on reported information as of March 31, 2022 Liquidity and Balance Sheet

Earnings Growth Drivers

Category	Short-term (one year)	Medium-term (2-3 years)	Long-term (>3 years)
Organic rent growth	← Contractual rent bumps / occupancy gains / renewals with positive spreads →		
Delivery of redevelopment and anchor releasing projects	Full year stabilization of large redevelopment projects: Uncle Giuseppe's at Briarcliff and Fun City at Salem / delivery of projects under way: ShopRite (Huntington), Amazon Fresh (Broomall), AAA Wholesale (Lodi)	Kohl's (BTC), Sector Sixty6 (Las Catalinas), Aldi/Five Below (Shops at Bruckner), National tenant (Hudson Mall) Multiple pad developments Pipeline projects at Bruckner, Montehiedra, Cherry Hill, and Burnside	Hackensack Meridian Health – 80,000 sf newly developed medical office building Future redevelopment pipeline including entitlements for residential and industrial uses NOI growth expected to improve from stabilized retail base and better mix of non-retail uses (industrial, residential, office, etc.)
Leases executed but not yet rent commenced	Rent commencement on executed leases – primarily driven by health & beauty, fast casual restaurants, and medical uses	Full year stabilization of 2022 rent commencements and new rent commencements from other anchors	Improved recovery ratios from increased occupancy as physical occupancy more closely mirrors leased occupancy
Acquisitions	Woodmore Towne Centre & two warehouse buildings in East Hanover	← Acquisition of new assets →	

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I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 40 U R B A N E D G E P R O P E R T I E S ENVIRONMENTAL, SOCIAL, GOVERNANCE (ESG)

U R B A N E D G E P R O P E R T I E S 41I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Our Commitment • We are committed to maintaining sustainable operations and believe that our long-term sustainability goals will provide positive financial and environmental outcomes for shareholders, tenants, employees and the communities in which we invest • Our internal ESG Committee, which is represented by all departments is creating a sense of purpose that promotes sustainable business practices across the enterprise • We published our first ESG report last year and we will continue to update on our progress via future annual reports • We received our first Global Real Estate Sustainability Benchmark (“GRESB”) assessment in October 2021. We subsequently completed a gap analysis to identify key areas where we can improve our performance Environmental Initiatives • We have undertaken a number of initiatives that conserve energy, save water and improve waste management in an effort to make our portfolio both high-performing and sustainable including: LED lighting retrofits, energy efficient roofing, renewable energy, water leak detection, smart irrigation and waste recycling programs Social Responsibility • Our employees enjoy excellent subsidized health and wellness benefits, professional training and development workshops, on-site meals, ergonomic office equipment, telecommuting opportunities and policies encouraging work/life balance • We have a robust community-outreach program and encourage our employees to participate in a number of local and national charitable organizations by offering matched donations. Since 2015, we have donated over $600,000 to various charitable initiatives • We partnered with the Relief Access Program for The Bronx by donating warehouse space and providing monetary donations for a food bank that is responsible for delivering more than 1.7M meals to community members. We are committed to using our properties to better our local communities • We have hosted more than 100 local organizations, non-profits, and community partners at our properties to support the wellness and prosperity of the communities we serve Corporate Governance • We are committed to sound corporate governance, which strengthens the accountability of our Board and promotes the long-term interests of our shareholders and other stakeholders. We believe that our corporate governance standards and policies yield honest, transparent and accountable trustees and executive officers Environmental, Social and Governance (ESG)

2022 ESG Focus Areas

We performed a gap analysis based on our first GRESB submission to identify the biggest opportunities to improve our oversight and management of ESG performance.

Priorities Include	
Creating and implementing an environmental management system framework to help us achieve our environmental goals	Improving tenant engagement by implementing new tenant communication tools
Establishing greenhouse gas reduction targets using data gathered from building technical assessments	Implementing diversity, equity and inclusion policies in our HR practices
Increasing energy, water and waste data coverage and reporting to include data maintained and controlled by tenants	Further integrating ESG into the strategic planning process of each business unit
Developing procedures and standards related to data collection and reporting so that ESG disclosures are appropriately supported and verified	Enhancing employee awareness of ESG priorities both within and outside of their departments

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U R B A N E D G E P R O P E R T I E S 43I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can identify many of these statements by words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this Press Release. Many of the factors that will determine the outcome of forward-looking statements are beyond our ability to control or predict and include, among others: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including its impact on our retail tenants and their ability to make rent and other payments or honor their commitments under existing leases; (ii) the loss or bankruptcy of major tenants; (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration and the Company’s ability to re-lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (iv) the impact of e-commerce on our tenants’ business; (v) macroeconomic conditions, such as a disruption of, or lack of access to the capital markets, as well as potential volatility in the Company’s share price; (vi) the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (vii) changes in general economic conditions or economic conditions in the markets in which the Company competes, and their effect on the Company’s revenues, earnings and funding sources, and on those of its tenants; (viii) increases in the Company’s borrowing costs as a result of changes in interest rates, rising inflation, and other factors, including the discontinuation of USD LIBOR, which is currently anticipated to occur in 2023; (ix) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due and potential limitations on the Company’s ability to borrow funds under its existing credit facility as a result of covenants relating to the Company’s financial results; (x) potentially higher costs associated with the Company’s development, redevelopment and anchor repositioning projects, and the Company’s ability to lease the properties at projected rates; (xi) the Company’s liability for environmental matters; (xii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xiii) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (xiv) information technology security breaches; (xv) the loss of key executives; and (xvi) the accuracy of methodologies and estimates regarding our environmental, social and governance (“ESG”) metrics, goals and targets, tenant willingness and ability to collaborate towards reporting ESG metrics and meeting ESG goals and targets, and the impact of governmental regulation on our ESG efforts. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and the other documents filed by the Company with the Securities and Exchange Commission. We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for any forward-looking statements included in this presentation. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation. Forward-Looking Statements

U R B A N E D G E P R O P E R T I E S 44I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 Non-GAAP Financial Measures The Company uses certain non-GAAP performance measures, in addition to the primary GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the investing public, and thus such reported measures are subject to change. The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results. Additionally, the Company's computation of non-GAAP metrics may not be comparable to similarly titled non-GAAP metrics reported by other REITs or real estate companies that define these metrics differently and, as a result, it is important to understand the manner in which the Company defines and calculates each of its non-GAAP metrics. The following non-GAAP measures are commonly used by the Company and investing public to understand and evaluate our operating results and performance: • FFO: The Company believes FFO is a useful, supplemental measure of its operating performance that is a recognized metric used extensively by the real estate industry and, in particular real estate investment trusts ("REITs"). FFO, as defined by the National Association of Real Estate Investment Trusts ("Nareit") and the Company, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable real estate and land when connected to the main business of a REIT, impairments on depreciable real estate or land related to a REIT's main business and rental property depreciation and amortization expense. The Company believes that financial analysts, investors and shareholders are better served by the presentation of comparable period operating results generated from FFO primarily because it excludes the assumption that the value of real estate assets diminishes predictably. FFO does not represent cash flows from operating activities in accordance with GAAP, should not be considered an alternative to net income as an indication of our performance, and is not indicative of cash flow as a measure of liquidity or our ability to make cash distributions. • FFO as Adjusted: The Company provides disclosure of FFO as Adjusted because it believes it is a useful supplemental measure of its core operating performance that facilitates comparability of historical financial periods. FFO as Adjusted is calculated by making certain adjustments to FFO to account for items the Company does not believe are representative of ongoing core operating results, including non-comparable revenues and expenses. The Company's method of calculating FFO as Adjusted may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. • NOI: The Company uses NOI internally to make investment and capital allocation decisions and to compare the unlevered performance of our properties to our peers. The Company believes NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis, providing perspective not immediately apparent from net income. The Company calculates NOI using net income as defined by GAAP reflecting only those income and expense items that are incurred at the property level, adjusted for non-cash rental income and expense, and income or expenses that we do not believe are representative of ongoing operating results, if any. In addition, the Company uses NOI margin, calculated as NOI divided by total revenue, which the Company believes is useful to investors for similar reasons. Non-GAAP Financial Measures & Operating Metrics

U R B A N E D G E P R O P E R T I E S 45I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 • Same-property NOI: The Company provides disclosure of NOI on a same-property basis, which includes the results of properties that were owned and operated for the entirety of the reporting periods being compared. Information provided on a same-property basis excludes properties under development, redevelopment or that involve anchor repositioning where a substantial portion of the gross leasable area ("GLA") is taken out of service and also excludes properties acquired or sold during the periods being compared. As such, same-property NOI assists in eliminating disparities in net income due to the development, redevelopment, acquisition or disposition of properties during the periods presented, and thus provides a more consistent performance measure for the comparison of the operating performance of the Company's properties. While there is judgment surrounding changes in designations, a property is removed from the same- property pool when it is designated as a redevelopment property because it is undergoing significant renovation or retenanting pursuant to a formal plan that is expected to have a significant impact on its operating income. A development or redevelopment property is moved back to the same-property pool once a substantial portion of the NOI growth expected from the development or redevelopment is reflected in both the current and comparable prior year period, generally one year after at least 80% of the expected NOI from the project is realized on a cash basis. Acquisitions are moved into the same-property pool once we have owned the property for the entirety of the comparable periods and the property is not under significant development or redevelopment. The Company has also provided disclosure of NOI on a same-property basis adjusted to include redevelopment properties. Same-property NOI may include other adjustments. • EBITDAre and Adjusted EBITDAre: EBITDAre and Adjusted EBITDAre are supplemental, non-GAAP measures utilized by us in various financial ratios. The White Paper on EBITDAre, approved by Nareit's Board of Governors in September 2017, defines EBITDAre as net income (computed in accordance with GAAP), adjusted for interest expense, income tax (benefit) expense, depreciation and amortization, losses and gains on the disposition of depreciated property, impairment write- downs of depreciated property and investments in unconsolidated joint ventures, and adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. EBITDAre and Adjusted EBITDAre are presented to assist investors in the evaluation of REITs, as a measure of the Company's operational performance as they exclude various items that do not relate to or are not indicative of our operating performance and because they approximate key performance measures in our debt covenants. Accordingly, the Company believes that the use of EBITDAre and Adjusted EBITDAre, as opposed to income before income taxes, in various ratios provides meaningful performance measures related to the Company's ability to meet various coverage tests for the stated periods. Adjusted EBITDAre may include other adjustments not indicative of operating results. The Company also presents the ratio of net debt (net of cash) to annualized Adjusted EBITDAre as of March 31, 2022, and net debt (net of cash) to total market capitalization, which it believes is useful to investors as a supplemental measure in evaluating the Company's balance sheet leverage. The presentation of EBITDAre and Adjusted EBITDAre is consistent with EBITDA and Adjusted EBITDA as presented in prior periods. The Company believes net income is the most directly comparable GAAP financial measure to the non-GAAP performance measures outlined above. Reconciliations of these measures to net income have been provided in the Company’s most recently available public filings at http://investors.uedge.com/news, Reconciliations to the non-GAAP metrics presented on slide 3 are included in our Supplemental Disclosure Package filed with the SEC on May 5, 2022. Operating Metrics The Company presents certain operating metrics related to our properties, including occupancy, leasing activity and rental rates. Operating metrics are used by the Company and are useful to investors in facilitating an understanding of the operational performance for our properties. Occupancy metrics represent the percentage of occupied gross leasable area based on executed leases (including properties in development and redevelopment) and includes leases signed, but for which rent has not yet commenced. Same-property portfolio occupancy includes properties that have been owned and operated for the entirety of the reporting periods being compared. Occupancy metrics presented for the Company’s same-property portfolio excludes properties under development, redevelopment or that involve anchor repositioning where a substantial portion of the gross leasable area is taken out of service and also excludes properties acquired within the past 12 months or properties sold during the periods being compared. The same-property occupancy metrics on slide 11 are calculated on a quarterly basis. Please refer to the corresponding Supplemental Disclosure Packages on our investors page at http://investors.uedge.com/news. Non-GAAP Financial Measures & Operating Metrics (continued)

I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 2 46 U R B A N E D G E P R O P E R T I E S